UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 14, 2005


                            VALENCE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-20028                   77-0214673
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
               (Address of Principal Executive Offices, Zip Code)

                                 (512) 527-2900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

     Reference is made to the press releases of Valence Technology, Inc. issued on February 15, 2005. A copy of the press releases is attached hereto as Exhibits 99.1 and 99.2 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.    DESCRIPTION

99.1           Press release dated February 15, 2005.

99.2           Press release dated February 15, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 15, 2005                   VALENCE TECHNOLOGY, INC.



                                    By:  /s/ Roger A. Williams
                                         ---------------------------------------
                                         Roger A. Williams
                                         General Counsel and Assistant Secretary


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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION

99.1           Press release dated February 15, 2005.

99.2           Press release dated February 15, 2005.